SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

__________________________

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(D)
OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): December 20, 2002

NEFF CORP.
(Exact Name of registrant as specified in its charter)

Commission File Number: 001-14145

DELAWARE
(State or other jurisdiction of incorporation or organization)

Internal Revenue Service - Employer No. 65-0626400

3750 N.W. 87th Avenue, Suite 400, Miami, Florida 33178
(Address of principal executive offices) (Zip Code)

Registrant's telephone number, including area code:(305) 513-3350

Item 5.      OTHER EVENTS

     On December 20, 2002, Neff Corp. (the "Company") and its wholly-owned subsidiary Neff Rental, Inc., entered into a Forebearance Agreement and Second Amendment to Loan and Security Agreement (the "Agreement") amending the Loan and Security Agreement, dated December 19, 2001, by and among the Company, Neff Rental, Inc., various financial institutions (the "Lenders") and Fleet Capital Corporation, as Agent for the Lenders. A copy of the Agreement is attached hereto as Exhibit 99.1 and incorporated herein by reference.

Item 7.      FINANCIAL STATEMENTS AND EXHIBITS

(C)             Exhibits

99.1           Forbearance Agreement and Second Agreement to Loan and Security Agreement dated December 20, 2002.

SIGNATURE

     Pursuant to the requirements of the Securities and Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                                                                                             NEFF CORP.
                                                                                                             Registrant

Date: January 12, 2003                                                                  /s/Mark H. Irion
                                                                                                             ----------------------
                                                                                                             MARK H. IRION
                                                                                                             Chief Financial Officer
                                                                                                             On behalf of the Registrant and as
                                                                                                             Principal Financial and Accounting Officer

Exhibit 99.1

FORBEARANCE AGREEMENT AND
SECOND AMENDMENT TO LOAN AND SECURITY AGREEMENT

      THIS FORBEARANCE AGREEMENT AND SECOND AMENDMENT TO LOAN AND SECURITY AGREEMENT is made and entered into on December 20, 2002, by and among NEFF CORP. (“Neff”), a Delaware corporation, and NEFF RENTAL, INC. (“Rental”), a Florida corporation, each with its chief executive office and principal place of business at 3750 N.W. 87th Avenue, Suite 4000, Miami, Florida 33178 (Neff and Rental hereafter being referred to collectively as “Borrowers,” and individually as a “Borrower”); various financial institutions (“Lenders”); and FLEET CAPITAL CORPORATION, a Rhode Island corporation with an office at 300 Galleria Parkway, Suite 800, Atlanta, Georgia 30339, in its capacity as collateral and administrative agent for the Lenders (together with its successors in such capacity, “Agent”).

      Recitals:

      Agent, Lenders and Borrowers entered into a certain Loan and Security Agreement dated December 19, 2001, as amended by that certain First Amendment to Loan and Security Agreement dated May 10, 2002 (as at any time amended, the “Loan Agreement”), pursuant to which Lenders made loans and other extensions of credit to Borrowers, which loans and extensions of credit are secured by security interests in and liens upon all or substantially all of the assets of Borrowers.

      An Event of Default under (and as defined in) the Loan Agreement exists and is continuing, in consequence of which Agent and Lenders are entitled to terminate further advances to Borrowers, to declare the entire balance owing to them from Borrowers to be immediately due and payable, and to enforce Agent’s liens and security interests in the collateral securing its claim against Borrowers.

      Borrowers desire that Agent and Lenders forbear from exercising certain remedies available to Agent and Lenders under the Loan Agreement as a consequence of Borrowers’ default in order to afford Borrowers an opportunity to reorganize their affairs and to pay the indebtedness owing to Agent and Lenders in accordance with the terms of the Loan Agreement.

      Borrowers desire that Agent and Lenders continue, during the period of Agent’s and Lenders’ forbearance, to make loans to Borrowers pursuant to the Loan Agreement.

      Agent and Lenders are willing to forbear, in accordance with the terms of this Agreement, from exercising remedies available to them as a result of Borrowers’ default under the Loan Agreement and to continue making loans, in their discretion, in accordance with the Loan Agreement and this Agreement.

      NOW, THEREFORE, for TEN DOLLARS ($10.00) in hand paid and in consideration of the premises and the mutual covenants herein contained, the parties hereto, intending to be legally bound hereby, agree as follows:

      1. Definitions; Rules of Construction.

      (a) All capitalized terms used in this Agreement, unless otherwise defined, shall have the meaning ascribed to such terms in the Loan Agreement. In addition, as used herein, the following terms shall have the meanings ascribed to them:

      “Agreement” shall mean this Forbearance Agreement.

      “Forbearance Conditions” shall mean the conditions to forbearance set forth in Section 4 of this Agreement.

      “Forbearance Period” shall mean the period commencing on the date of this Agreement and ending at 5:00 o’clock p.m. on the close of business on April 15, 2003, unless extended in writing by Agent and Lenders in their sole discretion.

      “Forbearance Termination Date” shall mean the sooner to occur of (a) 5:01 o’clock p.m. on the last day of the Forbearance Period or (b) the date on which Agent’s and Lenders’ agreement to forbear terminates as provided in Section 5 of this Agreement.

      “Payroll Taxes” shall mean all taxes and deposits required to be paid or withheld from the wages or salaries of each of Borrowers’ employees.

      “Stipulated Default” shall mean the Event of Default referenced in Section 2(d) of this Agreement.

      (b) The terms “herein,” “hereof” and “hereunder” and other words of similar import refer to this Agreement as a whole and not to any particular section, paragraph or subdivision. Any pronoun used shall be deemed to cover all genders. All references to statutes and related regulations shall include any amendments of same and any successor statutes and regulations; to any of the Loan Documents shall include any and all modifications thereto and any and all restatements, extensions or renewals thereof; to any Person shall mean and include the successors and permitted assigns of such Person; to “including” and “include” shall be understood to mean “including, without limitation” (and, for purposes of this Agreement and each other Loan Document, the parties agree that the rule of ejusdem generis shall not be applicable to limit a general statement, which is followed by or referable to an enumeration of specific matters to matters similar to the matters specifically mentioned); or to the time of day shall mean the time of day on the day in question in Atlanta, Georgia, unless otherwise expressly provided in this Agreement.

      2. Acknowledgments and Stipulations by Borrowers. Each Borrower acknowledges, stipulates and agrees that (a) as of the opening of business on December 19, 2002, the aggregate principal balance of Revolver Loans outstanding under the Loan Agreement, exclusive of costs and attorneys’ fees chargeable to Borrowers under the Loan Documents, totalled $126,377,386.96; (b) as of the opening of business on December 19, 2002, the LC Obligations totalled $4,270,000.00; (c) all of the Obligations are absolutely due and owing by Borrower to Agent and Lenders without any defense, deduction, offset or counterclaim (and, to the extent either Borrowers had any defense, deduction, offset or counterclaim on the date hereof, the same is hereby waived); (d) an Event of Default has occurred and now exists under the Loan Documents and is continuing by reason of Borrowers’ failure to maintain the required Consolidated Leverage Ratio set forth in Section 9.3.1 of the Loan Agreement for Borrowers’ Fiscal Quarter ended September 30, 2002; (e) due to the existence of the above-described Event of Default, Borrowers are not entitled to finance the repurchase of any Senior Subordinated Notes; (f) the Loan Documents executed by Borrowers are legal, valid and binding obligations of Borrowers enforceable against Borrowers in accordance with their terms; (g) the security interests granted by Borrowers to Agent in the Accounts, Inventory, General Intangibles and other Collateral are duly perfected, first priority security interests; (h) each of the recitals contained at the beginning of this Agreement are true and correct; and (i) prior to executing this Agreement, Borrowers consulted with and had the benefit of advice of legal counsel of their own selection and each has relied upon the advice of such counsel, and in no part upon any representation of Agent or any Lender concerning the legal effects of this Agreement or any provision hereof.

      3. Agreement to Forbear. If and for so long as each of the Forbearance Conditions is satisfied, Agent and Lenders agree that during the Forbearance Period Agent and Lenders will not, solely by reason of the existence on this date of the Stipulated Default, (a) exercise any default remedy available to Agent and Lenders under the Loan Agreement, any of the other Loan Documents or Applicable Law to enforce collection from Borrowers of any of the Obligations or to foreclose Agent’s security interest in any of the Collateral or (b) charge the Default Rate with respect to the principal balance of any of the Obligations. Neither this Agreement nor Agent’s and Lenders’ forbearance hereunder shall be deemed to be a waiver of or a consent to any Default or Event of Default.

      4. Conditions to Forbearance. The following conditions shall constitute Forbearance Conditions, the timely satisfaction of each and every one of which during the Forbearance Period shall be a condition to the agreement of Agent and Lenders to forbear as set forth in Section 3 of this Agreement:

           (a) Each Borrower duly and punctually observes, performs and discharges each and every obligation and covenant on its part to be performed under this Agreement;

           (b) No Event of Default occurs or exists other than the Stipulated Default that is in existence on the date hereof;

           (c) No material adverse change occurs in either Borrower's business, prospects or financial condition after the date hereof;

           (d) No representation or warranty made by either Borrower in this Agreement proves to have been false or misleading in any material respect (except for changes in the nature of a Borrower’s business or operations that may occur after the date hereof in the Ordinary Course of Business so long as Agent has consented to such changes or such changes are not violative of any provision of this Agreement);

           (e) Each Borrower timely deducts from the wages of its employees and makes timely and proper deposits for all Payroll Taxes as the same became due and payable, and if, as and when requested to do so by Agent, provides Agent with proof of all deposits for Payroll Taxes;

           (f) Each Borrower is able to pay and does pay, as the same shall become due and payable, all debts incurred by such Borrower; and

           (g) No Person to whom either Borrower is indebted for money borrowed accelerates the maturity or demands payment of such indebtedness prior to maturity, in whole or in part.

           (h) Borrowers comply with the following covenants:

                       (1) Borrowers maintain Consolidated EBITDA, to be tested monthly on a cumulative basis, commencing with the receipt of Borrowers’ financial statements for the month ending November 30, 2002, of not less than the amounts shown below for the periods applicable thereto:

                          Period                                      Amount

                 Fiscal month ending                                  $3,279,000
                 November 30, 2002

                 Fiscal month ending                                  $5,823,000
                 December 31, 2002

                 Fiscal month ending                                  $8,282,000
                 January 31, 2003

                                               -3-

                 Fiscal month ending                                  $10,215,000
                 February 28, 2003

                 Fiscal month ending                                  $12,877,000
                 March 31, 2003

                       (2) Borrowers shall maintain minimum Availability, after giving effect to all reserves (including the Minimum Availability Reserve which shall remain at $28,000,000 at all times during the Forbearance Period), at all times during the Forbearance Period of at least $5,000,000;

                       (3) Borrowers shall not permit Net Capital Expenditures to exceed $2,000,000 during the Forbearance Period.

      5. Termination of Forbearance. If any one or more of the Forbearance Conditions is not satisfied, Agent’s and Lenders’ agreement to forbear as set forth in Section 3 of this Agreement shall at Required Lenders’ election, but without further notice to or demand upon Borrowers, terminate, and Agent and Lenders shall thereupon have and may exercise from time to time all of the remedies available to them under the Loan Documents and Applicable Law. On and after the Forbearance Termination Date, Agent and Lenders shall be authorized, at any time and without further notice to or demand upon Borrower or any other Person, to enforce all of their remedies under the Loan Documents and Applicable Law.

      6. Loans to Borrowers. Notwithstanding the existence of the Stipulated Default, and subject to the satisfaction of each of the Forbearance Conditions, Agent and Lenders shall continue to honor requests by Borrowers for Revolver Loans pursuant to the Loan Agreement up to a maximum amount at any time outstanding equal to the Borrowing Base at such time, but in no event shall Lenders’ honoring of any such requests be deemed a waiver of the Stipulated Default or any other Event of Default that may occur or exist. If the unpaid balance of Revolver Loans outstanding at any time should exceed the Borrowing Base at such time, all such Revolver Loans shall nevertheless constitute Obligations that are secured by all of the Collateral and entitled to all of the benefits thereof.

      7. Amendments to Loan Agreement. The Loan Agreement is hereby amended as follows:

      (a) By deleting clause (ii) of Section 1.1.3 of the Loan Agreement in its entirety and by substituting the following new clause (ii) in lieu thereof:

                      (ii) on or before December 19, 2002, to finance one or more repurchases by Borrowers of Senior
                            Subordinated Notes at any time the Senior Subordinated Note Repurchase Conditions are satisfied;

      (b) by deleting the definition of the “Applicable Margin” contained in Appendix A to the Loan Agreement and by substituting in lieu thereof the following:

                      Applicable Margin - a percentage equal to 2.50% percent with respect to
                     Revolver Loans that are Base Rate Loans and 3.75% with respect to Revolver Loans that are LIBOR Loans.

      8. Moratorium on Testing of Certain Financial Covenants. During the Forbearance Period, the financial covenants set forth in Sections 9.2.9 and 9.3 of the Loan Agreement shall not be tested and any breach of such financial covenants during the Forbearance Period shall not constitute an Event of Default.

      9. Reporting; Lender’s Monitoring and Inspection; Appraisals. In addition to providing to Agent and Lenders the information, notices and reports set forth in the Loan Documents, Borrowers shall provide Agent such information, notices and reports as set forth in that certain letter agreement among Borrowers and Agent dated on or about the date hereof.

      10. Non-Refundable Forbearance Fee. In consideration for Agent’s and Lenders’ forbearance, Borrowers shall pay to Agent, for the Pro Rata benefit of Lenders, a forbearance fee of $750,000, which shall be fully earned on the date hereof (the “Forbearance Fee”), but shall be paid in two installments of $375,000 each, the first installment of which shall be paid by Borrowers to Agent, for the Pro Rata benefit of Lenders, on the date hereof and the second installment of which shall be paid by Borrowers to Agent, for the Pro Rata benefit of Lenders, on April 1, 2003, unless the Lenders have agreed in writing to waive such second installment or to reduce such second installment prior to April 1, 2003. For purposes of the Forbearance Fee, “Pro Rata” shall mean the pro rata benefit of each Lender that accepts this Agreement by signature hereto, without taking into consideration the Commitment of any Lender that does not accept this Agreement.

      11. Limited Nature of Forbearance. Nothing contained in this Agreement shall restrict Agent’s and Lenders’ ability to issue any payment blockage notices with respect to the Senior Subordinated Notes or any other Subordinated Debt or otherwise from taking or refraining to take any action or exercise of any right with respect thereto.

      12. Application of Proceeds. Each Borrower hereby waives the right, if any, to direct the manner in which Agent applies any payments, collections or Collateral proceeds to the Obligations and agrees that Agent may apply and reapply all such payments, collections or proceeds to the Obligations as Agent in its sole and absolute discretion elects from time to time.

      13. Representations and Warranties of Borrowers. Each Borrower represents and warrants that (a) no Default or Event of Default exists under the Loan Documents, except for the Stipulated Default that is in existence on the date hereof; (b) subject to the existence of the Stipulated Default, the representations and warranties of such Borrower contained in the Loan Documents were true and correct in all material respects when made and continue to be true and correct in all material respects on the date hereof; (c) the execution, delivery and performance by such Borrower of this Agreement and the consummation of the transactions contemplated hereby are within the corporate power of such Borrower and have been duly authorized by all necessary corporate action on the part of such Borrower, do not require any approval or consent, or filing with, any governmental agency or authority, do not violate any provisions of any law, rule or regulation or any provision of any order, writ, judgment, injunction, decree, determination or award presently in effect in which such Borrower is named or any provision of the charter documents of such Borrower and do not result in a breach of or constitute a default under any agreement or instrument to which such Borrower is a party or by which it or any of its properties are bound; (d) this Agreement constitutes the legal, valid and binding obligation of such Borrower, enforceable against such Borrower in accordance with its terms; (e) all Payroll Taxes required to date to be withheld from the wages of Borrower’s employees have been paid or deposited when due; (f) such Borrower is entering into this Agreement freely and voluntarily with the advice of legal counsel of his or its own choosing; and (g) such Borrower has freely and voluntarily agreed to the releases, waivers and undertakings set forth in this Agreement.

      14. Reaffirmation of Obligations. Each Borrower hereby ratifies and reaffirms the Loan Documents and all of its obligations and liabilities thereunder.

      15. Specific Waivers. Each Borrower hereby waives, to the fullest extent permitted by Applicable Law, (a) any and all rights to receive notice in connection with the enforcement by Lender of its liens and security interests with respect to any of the Collateral, including notices under O.C.G.A. §§ 11-9-611 and 11-9-623, and (b) the benefit of any statute of limitations that might otherwise bar the recovery of any of the Obligations from any one or more of them.

      16. Relationship of Parties; No Third Party Beneficiaries. Nothing in this Agreement shall be construed to alter the existing debtor-creditor relationship among Borrowers, Agent and Lenders. This Agreement is not intended, nor shall it be construed, to create a partnership or joint venture relationship between or among any of the parties hereto. No Person other than a party hereto is intended to be a beneficiary hereof and no Person other than a party hereto shall be authorized to rely upon or enforce the contents of this Agreement.

      17. Entire Agreement; Modification of Agreement. This Agreement and the other Loan Documents constitute the entire understanding of the parties with respect to the subject matter hereof and thereof. This Agreement may not be modified, altered or amended except by agreement in writing signed by all the parties hereto.

      18. Governing Law. This Agreement shall be governed by and construed in accordance with the internal laws of the State of New York.

      19. Non-Waiver of Default. Neither this Agreement, Agent’s and Lenders’ forbearance hereunder nor Agent’s and Lenders’ continued making of loans or other extensions of credit at any time extended to Borrowers in accordance with this Agreement and the Loan Documents shall be deemed a waiver of or consent to the Stipulated Default or any other Event of Default. Borrowers each agree that such Events of Default shall not be deemed to have been waived, released or cured by virtue of Loans or other extensions of credit at any time extended to Borrowers, Agent’s and Lenders’ agreement to forbear pursuant to the terms of this Agreement or the execution of this Agreement.

     20. No Novation, etc. This Agreement is not intended to be, nor shall it be construed to create, a novation or accord and satisfaction and the Loan Agreement and the other Loan Documents shall remain in full force and effect. Notwithstanding any prior mutual temporary disregard of any of the terms of any of the Loan Documents, the parties agree that the terms of each of the Loan Documents shall be strictly adhered to on and after the date hereof, except as expressly modified by this Agreement.

     21. Counterparts; Waivers of Notice of Acceptance. This Agreement may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed shall constitute an original, but all of which taken together shall be one and the same instrument. In proving this Agreement or any of the Loan Documents, it shall not be necessary to produce or account for more than one such counterpart signed by the party against whom enforcement is sought. Notice of Agent’s and each Lenders’ acceptance hereof is hereby waived.

      22. Reimbursement for Legal Expenses. Each Borrower agrees to reimburse Agent, on demand, for any costs and expenses, including legal fees, incurred by Agent in connection with the drafting, negotiation, execution and closing of this Agreement.

      23. Successors and Assigns. This Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns.

      24. Release of Claims. To induce Agent and Lenders to enter into this Agreement, each Borrower hereby releases, acquits and forever discharges Agent, Syndicate Agent, and each Lender, and Agent’s, Syndicate Agent’s, and each Lender’s officers, directors, agents, employees, successors and assigns, from all liabilities, claims, demands, actions or causes of action of any kind (if any there be), whether absolute or contingent, due or to become due, disputed or undisputed, liquidated or unliquidated, at law or in equity, or known or unknown, that any one or more of them now have or ever have had against Agent, Syndicate Agent, and each Lender, whether arising under or in connection with any of the Loan Documents or otherwise.

      25. Waiver of Jury Trial. To the fullest extent permitted by Applicable Law, the parties hereto each hereby waives the right to trial by jury in any action, suit or proceeding arising out of or related to this Agreement or any of the Loan Documents.

      26. Effective Date. This Agreement shall become effective upon: (i) written acceptance of this Agreement by the Borrowers and the Required Lenders, and (ii) receipt by Agent of the first installment of the Forbearance Fee.

      IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed and delivered on the date first written above.

                                          BORROWERS:

                                          NEFF CORP.

                                          By:______________________________
                                                J.C. Mas, President

                                          NEFF RENTAL, INC.

                                          By:______________________________
                                                J.C. Mas, President

                [Signatures continued on the following page]

                                              -7-

                                          Accepted on December 20, 2002.
                                                                                                                                                                       AGE

                                          FLEET CAPITAL CORPORATION,
                                          as Agent

                                          By:_________________________________

                                              Title:____________________________

                                          LENDERS:

                                          FLEET CAPITAL CORPORATION

                                          By:____________________________

                                              Title:________________________

                                          GE CAPITAL FUNDING, INC.

                                          By:____________________________

                                              Title:________________________

                                          WACHOVIA BANK,
                                          NATIONAL ASSOCIATION,
                                          f/k/a FIRST UNION NATIONAL BANK

                                          By:____________________________

                                              Title:________________________

                                          THE CIT GROUP/BUSINESS CREDIT,
                                          INC.

                                          By:____________________________

                                          Title:________________________

                [Signatures continued on the following page]

                                        -8-

                                          BANK OF AMERICA, N.A.

                                          By:____________________________

                                          Title:________________________

                                          TRANSAMERICA BUSINESS CAPITAL
                                          CORPORATION

                                          By:____________________________

                                          Title:________________________

                                          UNION BANK OF CALIFORNIA, N.A.

                                          By:____________________________

                                          Title:________________________

                                          PNC BANK, NATIONAL ASSOCIATION

                                          By:____________________________

                                          Title:________________________

                                             -9-